SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549


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                          FORM  8-K

                        CURRENT  REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): December 6,
1995


              UNION TEXAS PETROLEUM HOLDINGS, INC.
      (Exact name of registrant as specified in its charter)


     Delaware               1-9019              76-0040040
   (State or other       (Commission         (I.R.S. Employer
    jurisdiction         File Number)       Identification No.)
   of incorporation)



          1330 Post Oak Boulevard, Houston, Texas 77056
        (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code (713) 623-6544

Item 5.     OTHER EVENTS.
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     In December 1995, Union Texas Petroleum Holdings, Inc. (the
"Company") completed its medium-term notes ("MTN") program under a shelf registration of up to $100 million aggregate principal amount of debt securities. During November and December 1995, the Company issued $100 million aggregate principal amount of MTNs, with terms of seven and twelve years and interest rates varying from 6.51% to 6.81%. The net proceeds from the sales of such MTNs will be used to repay outstanding indebtedness.

                         Signature

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             UNION TEXAS PETROLEUM
                                HOLDINGS, INC.

                             By: /s/ Larry D. Kalmbach
                                 --------------------------
                                      LARRY D. KALMBACH
                                      Vice President and
                                      Chief Financial Officer





Date:  December 6, 1995